UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

Airgas, Inc.

(Name of Registrant as Specified In Its Charter)

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Airgas, Inc 259 N. Radnor-Chester Road Suite 100 Radnor, PA 19087-5283 (610) 687-5253 Fax: (610) 687-1052 http://www.airgas.com

To:	All Airgas Associates
From:	Peter McCausland
Date:	August 4, 2010
Subject:	Stockholder Communications

Today we mailed a letter to stockholders with information about this year’s Annual Meeting, which is scheduled for September 15, 2010. As you know, this Annual Meeting is particularly important because Air Products is undertaking a hostile campaign to acquire Airgas at a price that the Airgas Board of Directors has unanimously determined to be grossly inadequate and not in the best interests of Airgas and its stockholders. To facilitate its offer, Air Products has nominated a slate of three director candidates and submitted a series of proposals to amend Airgas’ By-Laws.

The Airgas Board is urging stockholders to vote the WHITE proxy card “FOR” the three highly qualified Airgas Directors and “AGAINST” Air Products’ proposed By-Law amendments. Please discard any Gold proxy cards sent to you by Air Products. There are instructions below to help you vote your shares.

Today’s letter to Airgas stockholders is one of several mailings that we will send to solicit votes by proxy. A proxy is written authorization given by a stockholder that allows another individual to cast his/her vote at a stockholder meeting according to specific instructions by the stockholder.

If you are an Airgas stockholder, you have received, or will receive shortly, proxy materials from both Airgas and Air Products including the “proxy cards” by which you can vote your shares. Airgas’ proxy cards are WHITE and Air Products’ are Gold. You can vote your shares for the Airgas directors by using the WHITE proxy card to vote by telephone, by Internet, or by promptly signing, dating and returning the WHITE proxy card. We urge you to simply discard all Gold proxy cards. Please see the instructions below if you have further questions about how to vote your shares, or feel free to contact Innisfree M&A Incorporated, which is assisting Airgas in this matter, toll-free at (877) 687-1875.

Over the next several weeks, in addition to sending more letters and proxy cards to stockholders, we also expect to issue press releases, file additional presentation materials, and continue our discussions with stockholders regarding the Air Products offer, its nominees and proposals. We expect that this “proxy contest” will continue to attract media attention, and those of you who are Airgas stockholders should expect to receive materials in the mail from both Airgas and Air Products.

I know that many of you want to help the Company in this matter, and the best thing for you to do is to keep up the extraordinary work on behalf of our stockholders. It continues to be business as usual at Airgas, and thanks to your unwavering dedication, we are continuing to provide exceptional products and services to our customers. Thank you again for your hard work.

Sincerely,

Peter McCausland

Chairman and Chief Executive Officer

HOW TO VOTE YOUR AIRGAS SHARES

Each and every vote is important. Your Board of Directors recommends that all Airgas stockholders vote the WHITE proxy card “FOR” Airgas’ three highly-qualified directors and “AGAINST” Air Products’ proposed By-Law amendments. Even if you plan to attend the meeting, you will help your Company by voting now, by proxy.

If you have any questions about voting your shares, feel free to contact Innisfree M&A Incorporated, which is assisting Airgas in this matter, toll-free at (877) 687-1875.

Employees hold Airgas stock in a number of different ways. But whether you hold your shares in registered name, purchased them through the ESPP, hold through a bank or broker, or hold them as a participant in the Airgas 401(k) Retirement Savings Plan, the basic principles of voting are the same—and voting is quick and easy:

A. Enclosed with the Airgas proxy materials you receive, you will find a WHITE proxy card or voting instruction form.

B. Just follow the simple instructions on your WHITE proxy card or voting instruction form to vote by telephone or by Internet. You will want the Control Number handy as you vote electronically—it’s shown on your WHITE proxy card or voting instruction form. Alternatively, you may also simply sign, date and return the WHITE proxy card or voting instruction form in the postage-paid envelope you receive with the Airgas proxy materials.

C. Do NOT vote using any Gold proxy card or voting instruction form that you receive from Air Products. This is important, because only your latest-dated vote counts. Therefore, if you vote using the Gold proxy card (even if you vote “withhold” on the Air Products nominees), your Gold proxy card will cancel any vote you previously executed using a WHITE proxy card or voting instruction form. And your Company needs your votes FOR the Airgas nominees on the WHITE proxy card.

IMPORTANT TIP #1: If you, like some employees, hold shares in more than one account, you will receive a WHITE proxy card or voting instruction form for each of those accounts. Please vote using each WHITE proxy card or voting instruction form you receive. If you vote by telephone or Internet, you will need to refer to the Control Number that is unique to each account you own and that is shown on each WHITE proxy card or voting instruction form you receive.

IMPORTANT TIP #2: If you hold your shares through a bank or broker (as do most ESPP participants), you will receive your proxy materials through that firm, which will vote your shares on your behalf only upon receiving your specific instructions. Therefore it is important that you follow the directions provided on the WHITE voting instruction form from your bank or broker, in order to instruct your bank or broker how you want your shares voted. (If you vote electronically, you should use only the Control Number shown on your WHITE voting instruction form.) Please check the directions provided by your bank or broker for information about its voting deadlines.

IMPORTANT TIP #3: If you participate in the Airgas 401(k) Retirement Savings Plan, Vanguard Fiduciary Trust Company, the trustee of that plan, will send you proxy materials and instructions as to how to vote. If you want to instruct Vanguard how to vote on your behalf, you must provide your instructions by 4:00 p.m. on September 10, 2010. We urge you to follow the directions shown on the WHITE Confidential Voting Instruction Card in order to instruct Vanguard how to vote your shares.

IMPORTANT INFORMATION

In connection with its 2010 Annual Meeting of Stockholders, Airgas, Inc. has filed a definitive proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”). INVESTORS AND STOCKHOLDERS OF AIRGAS ARE URGED TO READ THE PROXY STATEMENT FOR THE 2010 ANNUAL MEETING IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION. In response to the tender offer proposed by Air Products and Chemicals, Inc. referred to in this communication, Airgas has filed with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9, as amended. STOCKHOLDERS OF AIRGAS ARE ADVISED TO READ AIRGAS’ SOLICITATION/ RECOMMENDATION STATEMENT ON SCHEDULE 14D-9, AS AMENDED, IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities of Air Products. Investors and stockholders will be able to obtain free copies of Airgas’ definitive proxy statement, the Solicitation/Recommendation Statement on Schedule 14D-9, any amendments or supplements to the proxy statement and/or the Schedule 14D-9, any other documents filed by Airgas in connection with the 2010 Annual Meeting and/or the tender offer by Air Products, and other documents filed with the SEC by Airgas at the SEC’s website at www.sec.gov. Free copies of the definitive proxy statement, the Solicitation/ Recommendation Statement on Schedule 14D-9, and any amendments and supplements to these documents are also available in the “Investor Information” section of the Company’s website at www.airgas.com, or through the following web address: http://investor.shareholder.com/arg/airgascontent.cfm. Airgas and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies in connection with its 2010 Annual Meeting. Detailed information regarding the names, affiliations and interests of Airgas’ directors and executive officers is available in the definitive proxy statement for the 2010 Annual Meeting, which was filed with the SEC on June 23, 2010. To the extent holdings of Airgas securities have changed, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.